1933 Act File Number 333-125751
                                                                    Rule 497(e)


                        SUPPLEMENT DATED NOVEMBER 8, 2007
                    TO THE PROSPECTUS OF THE FOLLOWING SERIES
                    OF THE FIRST TRUST EXCHANGE-TRADED FUND:

                FIRST TRUST IPOX-100 INDEX FUND DATED MAY 1, 2007

      The "Index Construction" section in the Prospectus is hereby deleted and replaced with the following:

INDEX CONSTRUCTION

The IPOX-100 U.S. Index (the "Index") is developed, maintained and sponsored by IPOX Schuster LLC ("IPOX" or the "Index Provider"). The Index is a modified value-weighted price index measuring the performance of the top U.S. companies ranked quarterly by market capitalization in the IPOX Global Composite Index. The Index utilizes a 10% capping on all constituents and includes the 100 largest, typically best performing and most liquid initial public offerings ("IPOs") of the U.S. companies in the IPOX Global Composite Index. The Index is derived by ranking the applicable stocks by total market capitalization, which is the total number of shares outstanding times closing price. The inception date of the Index is January 3, 1989.

The IPOX Global Composite Index is a fully market capitalization-weighted index that is dynamically rebalanced and is constructed and managed to provide a broad and objective view of global aftermarket performance of IPOs and spin-offs in all world countries (emerging and developed). After applying initial screens, all eligible constituents enter on the close of the sixth trading day and remain in the IPOX Global Composite Index for a pre-determined 1000 trading days or approximately four years thereafter. The criteria applied to select constituents of the former IPOX Composite U.S. Index are now the criteria applied to select the U.S. constituents of the IPOX Global Composite Index.

See "Additional Index Information" for additional information regarding the Index.


         The "Additional Index Information" section in the Prospectus is hereby deleted and replaced with the following:

                          ADDITIONAL INDEX INFORMATION

IPOX Schuster is the creator of the IPOX-100 U.S. Index. The Index is a modified value-weighted price index measuring the performance of the top 100 U.S. companies ranked quarterly by market capitalization in the IPOX Global Composite Index. The Index measures the performance of the top 100 companies representing on average around 80% of the total market capitalization in the IPOX Global Composite Index.

The IPOX Global Composite Index is a fully market capitalization-weighted index which is dynamically rebalanced and is constructed and managed to providing a broad and objective view of global aftermarket performance of IPOs and spin-offs in all world countries (emerging and developed).

      o After applying initial screens, all eligible constituents enter on the close of the sixth trading day and remain in the index for a pre-determined 1000 trading days or approximately four years thereafter.

      o On any given day, the value of the IPOX Global Composite Index is the quotient of the total market capitalization of its constituents and its divisor. Continuity in the values of the IPOX Global Composite Index is maintained by adjusting the divisor for all changes in the constituents share capital after the base date. This includes additions and deletions to the index, rights issues, share buybacks and issuances, and spin-offs, etc. The divisor's time series is, in



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          effect, a chronological summary of all changes affecting the base capital of the IPOX Global Composite Index. The divisor is adjusted such that the value of the IPOX Global Composite Index at an instant just prior to a change in base capital equals the value at an instant immediately following that change.

With its fixed number of constituents stocks, the Index pooled approximately $560.6 billion of U.S. stock market capitalization, as of November 7, 2007. The Index typically includes large IPOs. The Index is reconstituted quarterly to reflect changes in stock market values of the IPOX Global Composite Index constituents and IPO activity during the past quarter with potential new companies entering the Index while other companies reach 1,000 days in the Index and automatically drop out. To ensure that certain diversification requirements are met, the weighting of the largest Index constituents is capped at 10% at the quarterly reconstitution event.

The Index provides average, rather than median, exposure to the performance of IPOs, once companies are public. This is interesting because of the well-known skewedness of the distribution of long-run IPO returns. The underlying and well-reported empirical features in IPOs make products benchmarked against the Index interesting for a number of market participants with varying investment horizons, such as the retail buy-and-hold community and high-net worth individuals seeking average IPO exposure, arbitrageurs, traders or index spreaders.

Information regarding the methodology for calculating the Index is also found on the IPOX Schuster website (www.ipoxschuster.com).

IPOX Schuster publishes the changes to the Index and posts the changes on its website at www.ipoxschuster.com two days prior to the effective date of any such change. All replacement companies are selected based on the selection criteria set forth herein.

The updated values of the Index are distributed by Standard & Poor's and NYSE Arca or ArcaEx during trading hours (8:30 a.m. to 3:15 p.m.) every 15 seconds through their quotation network to a variety of data vendors, such as Bloomberg, CGI Group Inc. and DTN. In addition, delayed quotations of the Index are available on ww.ipoxschuster.com every five minutes during regular trading hours. Standard & Poor's acts as the calculation agent for the IPOX indices.

The Index is quarterly reviewed according to March, June, September and December Options and Futures Expiration Cycles. Specifically, on the close of the second Wednesday in the quarter, the constituents of the IPOX Global Composite Index are ranked by full market capitalization. The top 100 U.S constituents ranked by full market capitalization in the IPOX Global Composite Index trading within their 1,000th trading day anniversary on the stock market at the time of the forthcoming quarterly expiration are then declared new Index constituents. The newly adjusted Index membership list takes effect on the Monday following the third Friday of every quarter until the next reconstitution process.

The Fund will make changes to its portfolio shortly after changes to the Index are released to the public. Investors are able to access the holdings of the Fund and the composition and compilation methodology of the Index through the Fund's website at www.ftportfolios.com.

In the event that IPOX Schuster no longer calculates the Index, the Index license is terminated or the identity or character of the Index is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the Fund. The Board will also take whatever actions it deems to be in the best interests of the Fund if the Shares are delisted.

                   PLEASE READ AND RETAIN FOR FUTURE REFERENCE